UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C.  20549

               FORM 8-K

            CURRENT REPORT
Pursuant to section 13 or 15(d) of The Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): January 8, 2019
                                                 ------------------

            Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

Delaware              001-35011                 22-1734088
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(State or other   (Commission File Number)     (IRS Employer
jurisdiction of                                Identification No.)
incorporation)


    313 Washington Street, Suite 403, Newton, MA  02458
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         (Address of principal executive offices)


		(617) 668-6855
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(Registrant's telephone number, including area code)

               Not Applicable
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(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section240.12b-2 of this chapter).

Emerging growth company ___

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ___

Item 3.01   Notice of Delisting or a Failure to Satisfy a
Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2019, Dynasil Corporation of America (the "Company") received notice from The Nasdaq Stock Market ("Nasdaq") that, because the closing bid price for the Company's common stock has remained below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, set forth in Nasdaq Marketplace Rule 5550(a)(2).

Nasdaq's notice has no immediate effect on the listing or trading of the Company's common stock on The Nasdaq Capital Market. Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days from the date of the notice, or until July 8, 2019, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company's common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to July 8, 2019.

If the Company does not regain compliance by July 8, 2019, the Company may be eligible for an additional 180 day grace period. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Nasdaq staff determines that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible for such additional compliance period, Nasdaq will provide notice that the Company's common stock will be subject to delisting. The Company would have the right to appeal a determination to delist its common stock, and the common stock would remain listed on The Nasdaq Capital Market until the completion of the appeal process.

The Company is considering actions that it may take in response to this notice in order to regain compliance with applicable requirements for continued listing on The Nasdaq Capital Market. There can be no assurance that the Company will be successful in maintaining its listing of its common stock on The Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       				DYNASIL CORPORATION OF AMERICA
       				(Registrant)

Date:	January 11, 2019         By: /s/ Peter Sulick
                                 Peter Sulick
                                 President and CEO